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                                                                Exhibit 23(a)



                                 [LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 26, 1996 included in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.




                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
October 31, 1996